MYERS INDUSTRIES, INC. First Quarter 2018 Earnings Presentation Exhibit 99.2

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation concerning the Company’s goals, strategies and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside the Company’s control that could cause actual results to materially differ from those expressed or implied. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. Such risks include: Raw material availability, increases in raw material costs, or other production costs Risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives Unanticipated downturn in business relationships with customers or their purchases Competitive pressures on sales and pricing Changes in the markets for the Company’s business segments Changes in trends and demands in the markets in which the Company competes Unexpected failures at our manufacturing facilities Future economic and financial conditions in the United States and around the world Inability of the Company to meet future capital requirements Claims, litigation and regulatory actions against the Company Changes in laws and regulations affecting the Company Other risks as detailed in the Company’s 10-K and other reports filed with the Securities Exchange Commission Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted EPS, adjusted income per diluted share from continuing operations, adjusted operating income, adjusted EBITDA and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. The Company believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the appendix of this presentation. Statements in this presentation speak only as of the date made.

2018 Q1 Overview Challenges Achievements Distribution Segment challenges persist Decline partially due to exit from low margin product line at Patch Rubber Myers Tire Supply continues to focus on filling open territories and onboarding new reps Myers Tire Supply Q1 2018 gross profit margin expanded year-over-year due to impact of new pricing structure Successful product promotion in March; plan to implement a number of similar promotions throughout 2018 Generated free cash flow of $11.6M or 7.6% of sales; on track to exceed 2018 target of >7% Strong commercial execution in key niche Food & Beverage market Three consecutive quarters of double-digit sales growth due to increased demand and focused execution Pricing actions and benefits from manufacturing footprint realignment driving year-over-year and sequential margin expansion Reduced debt by $6.7M, decreasing net-debt-to-adjusted EBITDA ratio to 2.3x Results reflect continuing operations. See appendix for Non-GAAP reconciliations.

Q1 Financial Summary Operating Highlights Net sales up 11.7% Material Handling up $18.3M +19% Distribution down $2.8M (7%) Gross profit increased $5.4M (Adj. $4.5M) Increased volume and price, partially offset by unfavorable mix and higher raw material costs Price increases mitigating material cost increases Savings from 2017 footprint realignment and restructuring actions in Material Handling Adj. EBITDA up $1.2M to $18.0M, compared to $16.8M in Q1 2017 GAAP EPS $0.25 compared to $0.11 in Q1 2017; adjusted EPS $0.24 compared to $0.14 in Q1 2017 GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for Non-GAAP reconciliations.

Q1 Segment Results Material Handling Segment Highlights Double-digit sales growth in Food and Beverage due to higher agriculture sales Sales to the Vehicle end market grew low single-digits driven by price and volume increases in RV Consumer down double-digits due to timing of orders Higher volume offset by unfavorable mix; pricing actions mitigating raw material cost inflation 2017 footprint realignment and restructuring actions driving flexibility and operating margin expansion Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for Non-GAAP reconciliations. Distribution Segment Highlights Planned exit of low margin product line at Patch Rubber business (completed Q1 of 2017) MTS sales decreased ~4% year-over-year Team continues to work to improve sales force effectiveness Successful product promotion in March Favorable price and mix more than offset by lower volume Investments in sales team driving higher SG&A costs over the near-term horizon

Balance Sheet and Cash Flow Cash Flow and Cash Flow as % of Sales Net Debt ($M) and Net Debt to Adj. EBITDA Target <9% Working Capital as a % of TTM Sales Q1 Highlights Strong free cash flow generation of $11.6M Reduced debt by $6.7M Net debt-to-adjusted EBITDA declined for third consecutive quarter to 2.3x Working capital as % of TTM sales consistent with previous quarters Short-term increase in working capital due to higher sales during the quarter Operating Cash Flow Free Cash Flow (FCF) FCF Target >7% 7.6% 9.4% 8.4% 9.7% Results reflect continuing operations. See appendix for Non-GAAP reconciliations. Brazil working capital not included: Q1 ‘17 $6.7M; Q2 ‘17 $9.0M; Q3 ‘17 $11.7M. Working capital is defined as accounts receivable, inventories, other current assets, less current liabilities

2018 Outlook 2016 2017 2018 Operating Framework Flat High single digits High single digits Flat Low single digits Expect increased demand from agriculture and food processing markets Anticipating growth in market share will be offset by 2017 unusual hurricane volume Strong RV market demand expected to continue Industrial volume is expected to be flat as we finalize product simplification and 80/20 initiatives Expecting growth due to an improved sales process and market share gains 2018 Full Year Outlook Re-affirmed

Appendix

2018 Key Assumptions Net Sales: Up low-to-mid single-digits Capital expenditures:$10 - $12 million Net interest expense: $7 - $8 million D&A: $26 - $28 million Effective tax rate (normalized):25%

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data)

Reconciliation of Non-GAAP Measures   MYERS INDUSTRIES, INC. RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES – CONTINUING OPERATIONS (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA (UNAUDITED) (Dollars in thousands) Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Income from continuing operations $ 5,921 $ 580 $ (899) $ 3,458 $ 2,482 $ 3,083 $ 1,821 $ 7,755 Add: tax expense 3,435 549 195 2,528 1,626 1,880 (1,170) 2,628 Add: net interest expense 2,174 2,194 2,122 2,130 1,860 1,838 1,464 1,639 Add: extinguishment of debt — — — — — — 1,888 — Add: depreciation 5,632 5,549 5,582 6,150 6,487 4,606 4,702 4,495 Add: amortization 2,469 2,433 2,417 2,422 2,122 2,178 2,164 2,070 EBITDA 19,631 11,305 9,417 16,688 14,577 13,585 10,869 18,587 Add: one-time adjustments (excludes depreciation adjustments) 544 897 996 128 2,998 (202) 1,663 (539) EBITDA as adjusted $ 20,175 $ 12,202 $ 10,413 $ 16,816 $ 17,575 $ 13,383 $ 12,532 $ 18,048 TTM EBITDA as adjusted $ 59,606 $ 57,006 $ 58,187 $ 60,306 $ 61,538 Debt $ 179,571 $ 170,114 $ 158,010 $ 151,036 $ 144,363 Less: cash 1,817 1,778 2,917 2,520 3,015 Net debt $ 177,754 $ 168,336 $ 155,093 $ 148,516 $ 141,348 Net Debt to Adjusted EBITDA 3.0x 3.0x 2.7x 2.5x 2.3x